Supplement dated July 14, 2015
to the Prospectus of the following fund:
Fund	Prospectus Dated
Columbia Funds Series Trust II
Columbia Seligman Global Technology Fund	3/1/2015
Effective July 13, 2015, the list of portfolio managers under the caption “Fund Management” in the “Summary of the Fund” section is hereby superseded and replaced with the following information:

Portfolio Manager	Role with Fund	Managed Fund Since
Paul Wick	Lead manager	1994
Rahul Narang	Co-manager	June 2014
Shekhar Pramanick	Co-manager	March 2014
Sanjay Devgan	Technology Team Member	March 2014
Clark Westmont, CFA	Technology Team Member	July 2015
Jeetil Patel	Technology Team Member	July 2015
The rest of the section remains the same.
Effective July 13, 2015, the list of portfolio managers under the caption “Primary Service Providers — Portfolio Managers” in the “More Information About the Fund” section is hereby superseded and replaced with the following information:

Portfolio Manager	Role with Fund	Managed Fund Since
Paul Wick	Lead manager	1994
Rahul Narang	Co-manager	June 2014
Shekhar Pramanick	Co-manager	March 2014
Sanjay Devgan	Technology Team Member	March 2014
Clark Westmont, CFA	Technology Team Member	July 2015
Jeetil Patel	Technology Team Member	July 2015
Mr. Wick joined the Investment Manager in November 2008 when it acquired J. & W. Seligman & Co. Incorporated (Seligman), where he was a Managing Director. Mr. Wick is Team Leader and Portfolio Manager for Technology. Mr. Wick joined Seligman in 1987. Mr. Wick began his investment career in 1987 and earned a B.A. from Duke and an M.B.A. from Duke/Fuqua.
Mr. Narang joined the Investment Manager in 2012. Prior to 2012, Mr. Narang was a Senior Vice President at Robeco Investment Management. He currently serves as Senior Portfolio Manager. Mr. Narang began his investment career in 1994 and earned a B.S. in business administration from California Polytechnic State University.
Mr. Pramanick joined the Investment Manager in 2012. Prior to joining the Investment Manager as a Portfolio Analyst, Mr. Pramanick was a principal at Elemental Capital Partners focusing on global semiconductor devices, memory, capital equipment and disk drives. Prior to that, he was a semiconductor analyst at Seasons Capital Management. Mr. Pramanick began his investment career in 1993 and earned a B.S. from the National Institute of Technology, an M.S. from the University of Oregon and a Ph.D. from North Carolina State University.
Mr. Devgan joined the Investment Manager in 2012. Prior to joining the Investment Manager as a Portfolio Analyst, Mr. Devgan was a Vice President at Morgan Stanley providing equity research on the semiconductor industry. Prior to his work at Morgan Stanley, he was a Senior Financial Business Analyst at Cisco Systems covering operations finance, and worldwide sales finance. Mr. Devgan began his investment career in 1995 and earned a B.S. from University of California and an M.B.A. from Santa Clara University.
Mr. Westmont joined the Investment Manager in 2014. Prior to joining the Investment Manager as a Portfolio Analyst, Mr. Westmont was a principal at 7x7 Asset Management, a San Francisco based long/short technology fund. Mr. Westmont began his investment career in 1994 and earned a B.A. from the University of California, San Diego and an M.B.A. from the University of California, Berkeley.
Mr. Patel joined the Investment Manager in 2012. Prior to joining the Investment Manager as a Portfolio Analyst, Mr. Patel was a managing director and senior internet analyst for Deutsche Bank Securities. Mr. Patel began his investment career in 1998 and earned a B.A. from University of California, Los Angeles.
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.
SUP220_10_004_(07/15)